KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 175.5%
Equity Investments(1) — 175.5%
United States — 166.4%
Midstream MLP(2) — 120.4%
BP Midstream Partners LP	6,053	$80,629
Cheniere Energy Partners, L.P.	1,800	61,032
Crestwood Equity Partners LP	507	10,570
DCP Midstream, LP	2,127	33,156
Enable Midstream Partners, LP	1,386	8,593
Energy Transfer LP	24,759	274,332
Enterprise Products Partners L.P.	16,244	379,140
EQM Midstream Partners, LP(3)	968	16,803
EQM Midstream Partners, LP — Convertible Preferred Units(3)(4)(5)(6)	1,025	47,406
Global Partners LP	1,406	27,213
Magellan Midstream Partners, L.P.	3,186	173,793
MPLX LP	6,758	137,128
MPLX LP — Convertible Preferred Units(4)(5)(7)	2,255	76,074
Noble Midstream Partners LP	1,348	20,686
Phillips 66 Partners LP	1,686	91,665
Plains All American Pipeline, L.P.(8)	8,261	112,923
Plains GP Holdings, L.P. — Plains AAP, L.P.(5)(8)(9)	1,622	22,339
Shell Midstream Partners, L.P.	6,621	113,285
TC PipeLines, LP	1,128	42,801
Western Midstream Partners, LP	5,783	75,527

		1,805,095

Midstream Company — 42.9%
Cheniere Energy, Inc.(10)	251	12,864
Hess Midstream LP(11)	1,139	21,741
Kinder Morgan, Inc.	2,300	44,087
ONEOK, Inc.	3,278	218,716
Rattler Midstream LP	407	5,128
Targa Resources Corp.	3,943	127,744
The Williams Companies, Inc.	11,209	213,536

		643,816

Renewable Infrastructure/Utility Company — 2.5%
NextEra Energy, Inc. — Equity Units(12)	17	773
NextEra Energy Partners, LP	253	14,590
Sempra Energy	156	21,806

		37,169

Shipping MLP — 0.6%
KNOT Offshore Partners LP	511	8,361

Total United States (Cost — $2,527,157)		2,494,441

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Canada — 9.1%
Midstream Company — 8.7%
Enbridge Inc.	1,269	$47,482
Pembina Pipeline Corporation	867	31,316
TC Energy Corporation	986	51,617

		130,415

Renewable Infrastructure/Utility Company — 0.4%
Brookfield Renewable Partners L.P.	113	5,639

Total Canada (Cost — $123,671)		136,054

Total Equity Investments (Cost — $2,650,828)		2,630,495

Short-Term Investment — Money Market Fund — 0.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 1.44%(13) (Cost —$9,508)	9,508	9,508

Total Investments — 176.1% (Cost — $2,660,336)		2,640,003

Debt		(656,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(342,000)
Current Income Tax Asset		814
Deferred Income Tax Liability		(152,996)
Other Assets in Excess of Other Liabilities		9,152

Net Assets Applicable to Common Stockholders		$1,498,973

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes affiliates of master limited partnerships.

(3)

On February 27, 2020, Equitrans Midstream Corporation (“ETRN”) and EQM Midstream Partners, LP (“EQM”) announced an agreement under which ETRN will acquire all EQM common units in a stock-for-unit merger. Under the terms of the agreement, EQM unitholders will receive 2.44 ETRN common shares for each EQM common unit held.

(4)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(5)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 29, 2020, the aggregate value of restricted securities held by the Company was $145,819 (5.5% of total assets), which included $22,339 of Level 2 securities and $123,480 of Level 3 securities. See Note 7 — Restricted Securities.

(6)

On April 10, 2019, the Company purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). Upon the closing of the announced stock-for-unit merger of ETRN and EQM, approximately one half of the EQM Convertible Preferred Units the Company holds will be redeemed in cash at a redemption amount of 101% and the remaining amount will be exchanged for newly-issued ETRN Convertible Preferred Shares. These ETRN Convertible Preferred Shares will pay quarterly cash distributions based on an annual rate of 9.75% through March 31, 2024.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

(7)

On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. Currently, the MPLX Convertible Preferred Units pay a quarterly distribution of $0.6775 per unit.

(8)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(9)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 29, 2020, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(10)	Security is non-income producing.

(11)

On December 16, 2019, Hess Midstream Partners LP (“HESM”) completed its previously announced conversion from a master limited partnership to an “Up-C” structure, by merging with Hess Midstream LP, an entity taxed as a corporation for U.S. federal income tax purposes. At the time of the transaction, each HESM common unit was converted on a one-for-one basis into a newly issued Class A share.

(12)

Each Equity Unit consists of (a) a stock purchase contract issued by NextEra Energy, Inc. (“NEE”) and (b) a beneficial ownership interest in a Series K Debenture due March 1, 2025 issued by NextEra Energy Capital Holdings, Inc. The Equity Units pay a distribution at a rate of 5.279% per annum, consisting of interest on the debenture and payments under the stock purchase contract.

(13)	The rate indicated is the yield as of February 29, 2020.

See accompanying notes to financial statements.